UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

Prelude Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powder Mill Road Wilmington, Delaware	19803
(Address of principal executive offices)	(Zip Code)

(302) 467-1280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging grown company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2021, the Compensation Committee of the Board of Directors of Prelude Therapeutics Incorporated (the “Company”) determined annual bonus amounts for the fiscal year ended December 31, 2010 for the Company’s named executive officers identified in the Company’s prospectus, dated January 6, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission on January 7, 2021 under Rule 424(b) of the Securities Act of 1933, as amended, relating to the Company’s registration statement on Form S-1, as amended (File No. 333- 251874). All other compensation for the named executive officers for fiscal year 2020 was previously reported by the Company in the Summary Compensation Table beginning on page 163 of the Prospectus. As of the filing of the Prospectus, the amounts of the cash bonus awards for fiscal year 2020 for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Company’s Prospectus pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K.

Pursuant to Item 5.02(f) of Form 8-K, the amounts of the cash bonus awards for fiscal year 2020 and the total compensation for fiscal year 2020 for the named executive officers, recalculated to include the cash bonus awards for fiscal year 2020, are set forth below in a revised Summary Compensation Table.

Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Kris Vaddi, Ph.D.(3) Chief Executive Officer	2020 2019	417,058 315,000		1,409,998 815,000	9,576,741 828,125	228,667 121,275	11,632,464 2,079,400
Deborah Morosini, M.D. Executive Vice President and Chief of Clinical Affairs	2020	194,466	(4)	—	3,594,492	132,344	3,921,302
Christopher Pierce, M.B.A. Executive Vice President and Chief of Business Operations	2020	204,029	(5)	—	3,594,492	132,344	3,930,865

(1)

The amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of the awards granted under our 2016 Plan and our 2020 Plan to the named executive officers during the year ended December 31, 2020 as computed in accordance with FASB ASC Topic 718, or ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in the Stock Awards and Option Awards columns are set forth in Note 7 to our unaudited financial statements included elsewhere in this prospectus. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officer from the awards.

(2)	Represents cash bonus amounts for fiscal year 2020 awarded to our named executed officers which are awarded based on achievement of our corporate performance goals and individual achievement.
(3)	Dr. Vaddi is also a member of our board of directors but does not receive any additional compensation in his capacity as a director.
(4)

Dr. Morosini joined us as Executive Vice President and Chief of Clinical Affairs in July 2020. The amount reported in the Salary column includes $60,563 in consulting fees paid to Dr. Morosini prior to joining us as an employee.

(5)

Mr. Pierce joined us as Executive Vice President and Chief of Business Operations in July 2020. The amount reported in the Salary column includes $70,125 in consulting fees paid to Mr. Pierce prior to joining us as an employee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021

PRELUDE THERAPEUTICS INCORPORATED

By:	/s/ Brian Piper
Brian Piper
Chief Financial Officer